Dispositions of subsidiaries (Details 1) - Discontinued Operation [Member] - USD ($)	6 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Revenue	$ 977,228	$ 2,729,254
Cost of revenues	(942,115)	(2,690,119)
Gross profit	35,113	39,135
Operating expenses	(66,010)	(61,801)
Loss from operations	(30,897)	(22,666)
Other (expenses) income	(132,735)	83,349
(Loss) income before income taxes	(163,632)	60,683
Income tax expenses	0	0
Net (loss) income	$ (163,632)	$ 60,683